Future Intangible Asset Amortization Expense (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Finite-Lived Intangible Assets [Line Items]
2016	$ 15,599
2017	12,451
2018	11,034
2019	9,494
2020	9,215
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 57,793